UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT PURSUANT TO SECTION 13 or 15(d) of THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): June l5, 2007
INTERCONTINENTALEXCHANGE, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-32671	58-2555670

(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification Number)
2100 RiverEdge Parkway, Suite 500, Atlanta, Georgia 30328
(Address of Principal Executive Offices) (Zip Code)
Registrant’s telephone number, including area code: (770) 857-4700
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrants under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement
     On June 15, 2007, IntercontinentalExchange, Inc., a Delaware corporation (“ICE”), entered into a License Agreement For Index-Related Derivative Products (the “Agreement”) with the Frank Russell Company (“Russell”) under which Russell granted ICE the exclusive rights to list futures contracts and options on futures based on the full range of Russell’s benchmark U.S. equity indexes. The New York Board of Trade (NYBOT), ICE’s U.S. regulated futures exchange, currently trades futures and options on futures on the Russell 1000, Russell 2000 and Russell 3000, including certain “mini” and full-size contracts, as well as the Russell 1000 Growth and Russell 1000 Value Indexes and the Russell 2000 Growth and Russell 2000 Value Indexes.
     Pursuant to the Agreement, ICE and its affiliates have the exclusive right to list one or more financial products derived from the Russell U.S. indexes. The term of the Agreement is for seven (7) years and the Agreement will automatically renew for successive one (1) year periods unless terminated by either party. ICE will pay Russell $50.0 million for the exclusive rights under the Agreement and will also make annual royalty payments to Russell based on the annual volume of contracts traded, subject to certain minimum annual royalty payments. Beginning three years after the effective date of the Agreement, ICE will be required to maintain a minimum level of average trading volume per quarter to preserve the exclusive rights granted to it under the Agreement. The Agreement is conditioned upon the expiration or termination of the waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended.
     The Agreement is attached to this Current Report on Form 8-K as Exhibit 10.1 and a copy of the related press release is attached to this Current Report on Form 8-K as Exhibit 99.1, both of which are incorporated herein by reference. The foregoing description of the Agreement is not purported to be complete and is qualified in its entirety by reference to, and should be read in conjunction with, the text of the Agreement.
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits
     The following exhibit is filed as part of this Current Report on Form 8-K:
10.1	License Agreement For Index-Related Derivative Products between IntercontinentalExchange, Inc. and Frank Russell Company dated as of June 15, 2007.*

99.1	Press Release dated June 18, 2007.

*	Confidential treatment has been requested with respect to certain portions of this exhibit. Omitted portions have been filed separately with the Securities and Exchange Commission.
     Forward-Looking Statements – Certain statements in this Current Report on Form 8-K may contain forward-looking information regarding IntercontinentalExchange’s business that are intended to be covered by the safe harbor for forward-looking statements provided by the Private Securities Litigation Reform Act of 1995. Forward-looking statements involve risks and uncertainties and actual results may differ materially from those set forth in the forward-looking statement. For a discussion of such risks and uncertainties, see the Company’s Securities and Exchange Commission filings, including, but not limited to, the risk factors in the Company’s Annual Report on Form 10-K for the year ended December 31, 2006, and the Quarterly Report on Form 10-Q for the quarter ended March 31, 2007, each as filed with the Securities and Exchange Commission on February 26, 2007 and May 4, 2007, respectively.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

INTERCONTINETALEXCHANGE, INC.

/s/ Andrew J. Surdykowski Andrew J. Surdykowski
Vice President, Assistant General Counsel
Date: June 20, 2007

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